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FIRST QUARTER REPORT
MARCH 31, 2002

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          Our cover icon represents the underpinnings of Gabelli. The
          Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

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          INVESTMENT OBJECTIVE:

          The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

               THIS REPORT IS PRINTED ON RECYCLED PAPER.

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TO OUR SHAREHOLDERS,

      The overall economic and stock market unfolded along the lines we anticipated in our year-end report and in our interview with Barron's which we shared with you.

      We articulated that a combination of dynamics would converge to cause economic activity, particularly in the first quarter, to be above the long-term Gross Domestic Product ("GDP") growth of 3% to 4% that we had anticipated for the balance of this decade.

      In addition, we were and are in a camp of those that indicated that earnings would surge upwards in 2002 driven by the higher volume, lower energy, better inter-relationships between price/cost/productivity gains, the absence of "the Kitchen Sink," and Financial Accounting Standards Board ("FASB") 142.

      On the other side, we argued that we needed the rising earnings to provide the underpinnings for a market that could readily be weighed down by concerns from "Enronitis", analyst conflicts, Mid-East issues, the continuing war effort and high equity valuations. The overall market would make little progress rising some 5% or declining some 10% on the year -- this was our scenario.

SO WHAT HAPPENED?

      Solid evidence that the economy had emerged from recession spawned a stock market rally in late February/early March. However, the market stalled in late March as investors waited to see if the brightening economic outlook would translate into good first quarter earnings. At quarter-end, the leading market indices were virtually unchanged, with the Dow Jones Industrial Average and the Standard & Poor's ("S&P") 500 Index posting modest gains. Large cap stocks continued to be battered as momentum investors abandoned this style of speculation for investments in value-type stocks, particularly among lesser known (and owned) small cap companies. Buoyed by good performance from industrial goods, specialty chemicals and advertising-supported media shares, our Trust enjoyed a roughly 3% appreciation in value.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2002 (A)
                -------------------------------------------------
                                                                                                     SINCE
                                              QUARTER    1 YEAR    3 YEAR    5 YEAR    10 YEAR    INCEPTION (B)
                                              -------    ------    ------    ------    -------    -------------
  Gabelli Equity Trust NAV Return (c) ......   3.40%      5.36%     6.46%    11.95%     12.17%      12.48%
  Gabelli Equity Trust Investment Return (d)   5.32%     14.96%    12.40%    17.00%     14.28%      13.48%
  Dow Jones Industrial Average .............   4.29%      7.23%     3.78%    11.47%     14.87%      11.58%
  S&P 500 Index ............................   0.28%      0.24%    (2.53)%   10.18%     13.25%      10.26%
  Nasdaq Composite Index ...................  (5.39)%     0.28%    (9.16)%    8.60%     11.82%      10.63%

  (a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The Dow Jones Industrial Average is an unmanaged index of 30 large industrial stocks. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested (except for the Nasdaq Composite Index). Performance for periods less than one year are not annualized.
  (b) From commencement of investment operations on August 21, 1986.
  (c) Total returns and average annual returns reflect changes in net asset value (NAV), reinvestment of distributions, adjustments for rights offerings, spin-offs and taxes paid on undistributed long-term capital gains, and are net of expenses. Life of Fund return based on initial net asset value of $9.34.
  (d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, adjustments for rights offerings, spin-offs and taxes paid on undistributed long-term capital gains. Life of Fund return based on an initial offering price of $10.00.

--------------------------------------------------------------------------------

PREMIUM / DISCOUNT DISCUSSION

      As a refresher to our shareholders, the price of a closed-end mutual fund is determined in the open market by willing buyers and sellers. Shares of the Trust trade on the New York Stock Exchange and may trade at a premium to (higher than) net asset value ("NAV") (the market value of the Trust's underlying portfolio) or a discount to (lower than) net asset value. Of the 470 closed-end funds in the U.S., approximately 31% currently trade at premiums to NAV versus 21% five years ago and 61% ten years ago. For general equity funds such as the Trust, approximately 31% currently trade at premiums to NAV versus 13% five years and 19% ten years ago.

      Ideally, the Trust's market price will generally track the NAV. The Trust's premium or discount to NAV fluctuates over time. Over our Trust's 15-year history, the range fluctuated from a 28% premium in February 2002 to a 27% discount in December 1987. The average variance from NAV for the Trust since inception is a 1% discount to NAV. Beginning in early 2001, the market price of the Trust exceeded the NAV and this premium has gradually increased since. The previous extended period in which a premium existed occurred during a 20-month period from August 1993 to March 1995.

      "Mr. Market" often provides opportunities to invest at a discount. The Trust has undertaken various initiatives to narrow the discount when appropriate through distribution policies, rights offerings, share repurchase programs and use of leverage.

      The Trust's long-term investment goal is to generate a real rate of return of 10%. We believe that our stock selection process adds to the investment equation. We have a successful history of investment providing shareholders average annual returns of 13% since inception. However, it is important to remember that "Mr. Market" is a pendulum that swings both ways. As the market moves away from momentum investing and back to basics, we believe that an excessive premium for the Trust is not likely to be sustainable.

                        PREMIUM/DISCOUNT SINCE INCEPTION

     MARCH 31, 2002
     --------------
 Net Asset Value  $ 9.00
 Market Price     $11.08
 Premium          23.11%

[EDGAR REPRESENTATION OF GRAPH]
PLOT POINTS TO BE ADDED

 9/30/86             0.0067
10/31/86             0.0046
11/30/86            -0.039
12/31/86            -0.0661
 1/31/87            -0.1363
 2/28/87            -0.1323
 3/31/87            -0.1555
 4/30/87            -0.1393
 5/31/87            -0.1788
 6/30/87            -0.2028
 7/31/87            -0.2
 8/31/87            -0.2052
 9/30/87            -0.2128
10/31/87            -0.2074
11/30/87            -0.2154
12/31/87            -0.2061
 1/31/88            -0.2235
 2/29/88            -0.1145
 3/31/88            -0.1523
 4/30/88            -0.1477
 5/31/88            -0.1906
 6/30/88            -0.0819
 7/31/88            -0.0984
 8/31/88            -0.0942
 9/30/88            -0.1097
10/31/88            -0.1256
11/30/88            -0.1104
12/31/88            -0.1113
 1/31/89            -0.1214
 2/28/89            -0.1108
 3/31/89            -0.1006
 4/30/89            -0.0925
 5/31/89            -0.0699
 6/30/89            -0.0468
 7/31/89            -0.0854
 8/31/89            -0.0243
 9/30/89            -0.0385
10/31/89            -0.0257
11/30/89            -0.0217
12/31/89             0.0076
 1/31/90             0.0534
 2/28/90            -0.0156
 3/31/90             0.0242
 4/30/90             0.0033
 5/31/90            -0.0056
 6/30/90            -0.0049
 7/31/90            -0.0176
 8/31/90            -0.018
 9/30/90            -0.0348
10/31/90            -0.1187
11/30/90            -0.0327
12/31/90             0.029
 1/31/91            -0.0091
 2/28/91             0.0269
 3/31/91             0.015
 4/30/91            -0.0257
 5/31/91            -0.01
 6/30/91             0.0138
 7/31/91            -0.0032
 8/31/91            -0.0009
 9/30/91            -0.0298
10/31/91            -0.0083
11/30/91            -0.1014
12/31/91            -0.0366
 1/31/92            -0.0077
 2/29/92             0.0141
 3/31/92             0.0045
 4/30/92             0.0069
 5/31/92             0.0092
 6/30/92             0.0032
 7/31/92             0.0165
 8/31/92             0.0309
 9/30/92             0.0427
10/31/92            -0.0068
11/30/92            -0.0461
12/31/92            -0.0257
 1/31/93            -0.0312
 2/28/93            -0.0046
 3/31/93             0.0265
 4/30/93             0.0436
 5/31/93             0.012
 6/30/93            -0.0207
 7/31/93            -0.0093
 8/31/93            -0.0358
 9/30/93             0.0088
10/31/93             0.0601
11/30/93             0.0659
12/31/93             0.0573
 1/31/94             0.0797
 2/28/94             0.0673
 3/31/94             0.0733
 4/30/94            -0.027
 5/31/94             0.0524
 6/30/94             0.0542
 7/31/94             0.0233
 8/31/94             0.0597
 9/30/94             0.0185
10/31/94             0.0375
11/30/94             0.0622
12/31/94             0.0121
 1/31/95             0.0047
 2/28/95             0.03
 3/31/95             0.017
 4/30/95            -0.0122
 5/31/95            -0.024
 6/30/95            -0.0081
 7/31/95            -0.044
 8/31/95            -0.0697
 9/30/95            -0.0845
10/31/95            -0.1206
11/30/95            -0.075
12/31/95            -0.0578
 1/31/96            -0.0625
 2/29/96            -0.0821
 3/31/96            -0.0385
 4/30/96            -0.0732
 5/31/96            -0.0916
 6/30/96            -0.047
 7/31/96            -0.0576
 8/31/96            -0.0708
 9/30/96            -0.0474
10/31/96            -0.0405
11/30/96            -0.0644
12/31/96            -0.0394
 1/31/97            -0.0741
 2/28/97            -0.0644
 3/31/97            -0.0424
 4/30/97            -0.0077
 5/31/97            -0.0688
 6/30/97            -0.0613
 7/31/97            -0.0693
 8/31/97            -0.0676
 9/30/97            -0.0397
10/31/97            -0.0636
11/30/97            -0.0175
12/31/97             0.0316
 1/31/98             0.0119
 2/28/98            -0.0088
 3/31/98            -0.022
 4/30/98            -0.0788
 5/31/98            -0.0885
 6/30/98            -0.04
 7/31/98            -0.042
 8/31/98            -0.0814
 9/30/98            -0.0091
10/31/98             0.0025
11/30/98             0.0216
12/31/98             0.0026
 1/31/99             0.0103
 2/28/99             0.0264
 3/31/99             0.0202
 4/30/99            -0.0068
 5/31/99            -0.006
 6/30/99            -0.0163
 7/31/99             0.007
 8/31/99             0.0159
 9/30/99             0.0126
10/31/99            -0.0045
11/30/99            -0.0178
12/31/99            -0.0147
 1/31/00            -0.0331
 2/29/00            -0.0835
 3/31/00            -0.0438
 4/30/00            -0.078
 5/31/00            -0.046
 6/30/00             0.0097
 7/31/00            -0.0093
 8/31/00             0.0073
 9/30/00            -0.0179
10/31/00            -0.0298
11/30/00             0.0332
12/31/00             0.0493
 1/31/01            -0.045
 2/28/01            -0.0067
 3/31/01             0.1048
 4/30/01             0.0937
 5/31/01             0.1453
 6/30/01             0.1596
 7/31/01             0.1107
 8/31/01             0.1614
 9/30/01             0.2041
10/31/01             0.2241
11/30/01             0.2314
12/31/01             0.2029
3/31/02              0.025
                     0.0246
                     0.0231

COMMENTARY

THE ECONOMY: READY TO RUMBLE?

      Impressive first and perhaps second quarter GDP growth appears to be "in the bag" -- largely the result of the lift in manufacturing schedules from the absence of "the inventory drag" in output. However, looking farther ahead, there are marked differences of opinion on how strong the nascent economic recovery will be. The optimists expect business investment, especially information technology capital spending, to rebound in the second half, providing "legs" to the consumer-led recovery. The pessimists contend that with the consumer having spent freely throughout the modest and short-lived recession, end demand will not be impressive enough to inspire corporations to invest more in their businesses. Consequently, they anticipate an anemic recovery at best, and if consumer spending flags, perhaps even a double-dip recession.

      The realists -- we generously put ourselves in this category -- fall in between. It is certainly true that strong economic recoveries are generally propelled by pent-up consumer demand (housing, autos, and so on). But, we don't expect the consumer to roll over and play dead. The Federal Reserve Board ("Fed") will probably hike interest rates later in the year -- "taking back" the post 9/11 cuts -- but interest rates should remain relatively low. Mortgage re-financing will abate as rates rise, but lower mortgage payments will continue to have a positive effect on household cash flow. In addition, the 2001 tax cuts that took place in 2002 continue to bolster workers' "take home" pay. Political dynamics, volatility in oil prices and in the U.S. dollar will act as a drag on consumer psychology. Our concerns center on the U.S. dollar, the Fed's stop-go/stop-go policy and the "what if?" if the housing sector gets crimped.

      We don't anticipate a surge in business investment this year and doubt that technology capital spending will increase significantly. However, because corporations reduced inventories so aggressively following the terrorist attacks, capital outlays on cost saving equipment should increase as production is ramped up to meet current retail activity. Should inventories be restocked, this would put added zest to the manufacturing schedule. For example, General Motors' "Keep America Rolling" campaign removed a million units from auto industry inventories. The company has to increase production, which is below demand, or inventories will be depleted even further. Our conclusion is that business investment will trend higher, particularly as the year unfolds, providing enough additional support to sustain an economic recovery muted by higher oil prices. Finally, we observe that exports to Europe and Japan will help in 2003, as will continued pick-up in defense-related spending.

EARNINGS, VALUATIONS AND INTEREST RATES CALL THE MARKET TUNE

      The outlook for the economy certainly has an impact on investor psychology. To wit, the late February/early March market surge was sparked by the release of encouraging economic data and Fed Chairman Alan Greenspan's uncharacteristically upbeat comments to Congress. However, earnings, valuations and interest rates, not GDP growth rates, call the stock market tune.

      The positive impact of cost cutting and improved productivity is never apparent when the economy is in recession, but is magnified in profits when the economy recovers. Corporations have been aggressively cutting costs and improving productivity, and we believe earnings leverage will result in stronger than expected profit growth in the year ahead. Also, corporations took maximum advantage of the recession and the turmoil caused by the 9/11 tragedy to write off everything including the kitchen sink. Going forward, we won't see the level of write-offs that have penalized earnings in recent years. Finally, FASB Statement 142, which does not require companies to amortize goodwill, should provide a meaningful boost to reported earnings. After the surge in profits this year, we see U.S.

corporate earnings growing on a secular basis in the 6% to 8% range in the years ahead. S&P 500 earnings outside the U.S. should grow materially faster should the U.S. dollar weaken, as we expect. The fact that we are entering a period of easy year-to-year earnings comparisons should improve investors' moods.

      Fed Chairman Greenspan has followed a policy of stop-go/stop-go/stop-go type of monetary policy. In the past, this has been proven to be a difficult course to pursue. Our conclusion is that the stock market can make halting progress over the balance of 2002, but that stock selection will be the primary determinant of investment returns for the foreseeable future.

PENT-UP DEAL DEMAND

      While consumers have spent freely despite the recession and 9/11, corporate acquirers have been sitting on their wallets. Deal activity, already diminished by economic uncertainty and the declining value of equity as a deal currency, came to an abrupt halt in the wake of the 9/11 crisis. As the political, economic, and stock market dust settles, we expect pent-up deal demand to be unleashed in a variety of industries.

      The ability to grow via acquisition in a slower growth economy, the need to preserve profit margins through realizing economies of scale, a government now more concerned with economic growth than potentially anti-competitive business combinations, more stable stock prices, and a change in accounting rules diminishing the impact of goodwill on reported earnings are powerful forces contributing to the "urge to merge."

TAKING THE HANDCUFFS OFF MEDIA

      In recent shareholder letters we have discussed how regulatory changes in the media industry should promote increased deal activity. On February 19, 2002 the District of Columbia Court of Appeals struck down Federal Communications
Commission ("FCC") restrictions on the ownership of cable and broadcast television properties in the same markets. This would allow cable giants like AOL Time Warner to bid for broadcast properties. The court ruling also paved the way for raising the current cap above the 35% national "footprint" for television broadcasters, in effect putting a bounty on the small group broadcasters in our portfolio. We expect rules currently preventing companies from owning television stations and newspapers in the same market to be modified or eliminated. This should also spur further consolidation in the media industry.

      Thus far this year, just one of our media holdings, Ackerley Group, has been taken out. We expect more media deals at more attractive premiums to reward us in the year ahead.

THINNING THE WIRELESS HERD

      Many years ago, we coined the phrase "Buffalo Investing," referring to our strategy of buying small cable television companies in front of what we believed would be massive consolidation in the industry. Our rationale was that as the herd was thinned out, the cost of hunting and therefore the value of the remaining buffalos would soar. When the industry was freed from the pricing regulation that had been strangling cash flow, the hunt was on and we were grandly rewarded.

      We believe that the currently depressed wireless communications industry is also ripe for consolidation. There are simply too many players battling for market share. We expect to see the herd thinned out considerably in the years ahead both by financial starvation of the weakest players and by bigger predators taking down smaller competitors. Once again, we were somewhat disappointed by the only deal we've seen this year -- Alltel's purchase of

CenturyTel's cellular properties at about 8 to 9 times cash flow -- a substantial discount to the Street's prevailing valuation of 10 to 12 times cash flow appraisal of wireless franchise values.

INTERNATIONAL OUTLOOK

      A portion of the Trust's portfolio continues to be managed by Caesar Bryan. Caesar is the portfolio manager of the Gabelli International Growth Fund and the co-portfolio manager of The Gabelli Global Opportunity Fund and The Gabelli Global Growth Fund. Caesar's thoughts on international markets and global economies are provided below:

      The overriding investment theme that seemed to dominate equity markets during the first quarter was the strength of the economic recovery. This recovery, having started in the U.S., is expected to spread to her trading partners.

      Looking at the GDP numbers, it appears that the recession in the U.S. was short and shallow. It started in March 2001 and ended sometime last winter with GDP, adjusted for inflation, falling by a tiny 0.3%. However, a story lies behind the numbers. Since March 2001 about 1.4 million jobs have been lost which is a fall of 1.1% in total employment. So a significant number of jobs were lost when output hardly fell. The result was a rapid increase in productivity.

      Two factors probably combined to limit the fall in output. First, government spending rose sharply in response to the terrorist attacks on 9/11 and secondly, record low interest rates allowed the auto companies to offer zero financing to consumers. These factors then led to a period of inventory rebuilding.

      Recent stock market price action suggests that investors remain skeptical as to the strength of the recovery. Concerns center around the ability and willingness of corporate America to begin to spend again. And this, in turn, depends heavily on corporate profits. On the plus side, the consumer remains in good spirits, the housing market is booming, and inflation is low and falling. In this environment the Fed is likely to err on the side of maintaining interest rates at a low level until more evidence of a sustained recovery appears. In the background is the issue of the level of the dollar. The U.S. needs inflows of $1.5 billion a day to finance its current account deficit. So foreign confidence needs to be maintained, yet many U.S. industrialists are starting to squeal about the painful side effects of a strong dollar on U.S. industrial competitiveness. Should the dollar weaken, inflationary expectations may rise and the Fed will be under some pressure to raise rates.

      In contrast to the Fed, the European Central Bank ("ECB") has adopted a more hawkish stance. This is probably because inflation is a little bit more sticky in Europe than in the U.S. The ECB is now less confident that inflation will fall below 2% in the coming months and believes risks to price stability lie more on the upside than on the downside. The ECB is concerned because of the strong Purchasing Managers Index report for April which also contained a large jump in the "prices paid" component. It is possible that interest rates could rise in Euroland from their current 3.25% before the Fed raises U.S. short-term rates. The United Kingdom is probably the best performing of the larger European economies. The consumer remains confident as the country is in the grip of a housing boom.

      There was a huge collective sigh of relief in early April emanating from Japan as the fiscal year came to a close without a financial meltdown. Indeed, a decent rally in the stock market in March helped shore up year-end balance sheets. We believe Japan presents an interesting investment opportunity. There are many world-class manufacturing companies which are attractively priced ranked on a global basis, as well as domestic companies which will benefit from restructuring and improved demand. There are signs that the Japanese economy is undergoing a mild cyclical recovery. Of course, structural reform remains a necessity. The banking problem is not yet fixed and there remains over-capacity. Through higher demand and the reduction of capacity, Japanese corporate profitability must be improved. Increasingly, we see evidence that this challenge is being met.

      Global economies are recovering, but the strength of the recovery may disappoint the market. Many sectors will continue to suffer from over-capacity and severe competition. We do expect a rebound in corporate profitability, but this is based more on cost cutting than revenue growth. Of course, should there be a more robust recovery, with a sharply higher level of corporate fixed investment, profit growth could be explosive. But at this point, that scenario is a little too rosy to reasonably expect. On the plus side, equity valuations are now much more interesting, and many excellent companies are trading at reasonable valuations. This is a level from which we hope to achieve reasonable gains over the next year.

INVESTMENT SCORECARD

      In anticipation of better earnings as the economy recovers, our industrial cyclical holdings performed well, with stocks such as Dana Corp. and Nortek near the top of our performance list. Small group broadcasters Young Broadcasting and Gray Communications rebounded nicely this quarter, as did newspaper publishers including Media General, McClatchy, and Scripps. Investments in lodging/gaming companies like Hilton Hotels, Aztar, and Starwood Hotels and Resorts rewarded us as the travel and tourism industry recovered from the shock of 9/11.

      Telecommunications, wired and wireless, as well as cable holdings continued to be the portfolio's albatross, with a substantial percentage of our biggest laggards coming from this sector, which has witnessed the dumping of their shares by growth and momentum-oriented portfolio managers. Longer term, as growth in demand overtakes excess capacity, we believe our patience in the telecom arena will be satisfactorily rewarded. In the interim, we believe consolidation in the industry will help surface values. We believe AOL Time Warner will continue to be a multimedia powerhouse and that Cablevision will ultimately be the target of one of the dominant cable players.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AMERICAN EXPRESS CO. (AXP - $40.96 - NYSE), one of the most widely recognized brands around the world, is focused on increasingly cross-selling financial products and services to its customers. The company consists of three segments: its Travel Related Services business, which contributes 80% of revenues, provides charge cards, credit cards, travelers cheques, and travel services to corporations and consumers; American Express Financial Advisors, which contributes 17% of revenues, provides investment advisory services and financial products such as mutual funds, insurance, and annuities; finally, American Express Bank, which accounts for 3% of revenues, offers banking services to other financial institutions, wholesale banking for corporations, and private banking for high net worth individuals. The company's long-term goal is to deliver revenue growth of at least 8% and earnings per share ("EPS") growth between 12% and 15%.

BERKSHIRE HATHAWAY INC. (BRK'A - $71,100 - NYSE) is Warren Buffett. The company has interests in insurance (notably GEICO and General Re), publishing, aviation, retailing, and manufacturing. Its investment portfolio includes over $28 billion of marketable equity securities. Berkshire has grown rapidly through acquisitions over the past 15 years, including Kirby vacuum cleaners; World Book encyclopedias; H. H. Brown, Dexter and Justin footwear; Executive Jet aviation; Dairy Queen restaurants and snack treats; Johns Manville building products; Benjamin Moore paints; Shaw Industries carpets; MiTek steel connectors; XTRA transportation leasing; GEICO insurance; and General Re reinsurance. GEICO, the sixth largest auto insurer in the U.S., contributes 19% of revenues while General Re, the fourth largest reinsurer globally, contributes 30% of revenues.

GUCCI GROUP NV (GUC - $92.52 - NYSE), Pinault Printemps (PPR - $118.32 - Paris Stock Exchange) and LVMH Moet Hennessy Louis Vuitton (LVMHY - $10.15 - Nasdaq) have signed a three-step agreement under which PPR will take control of Gucci. In the first step, PPR has raised its stake in Gucci by buying 8.6 million shares from LVMH. Gucci has also already paid to holders a dividend of $7 per share. The final step will enable Gucci public shareholders to "put" (sell) their shares to PPR at $101.50 per share in March 2004. At the current price, the yield to the put date for Gucci shareholders, including dividends, is approximately 5% annualized.

LIBERTY MEDIA CORP. (L - $12.64 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally branded entertainment networks such as the Discovery Channel, USA Networks, QVC, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.

MEDIA GENERAL INC. (MEG - $63.50 - NYSE) is a Richmond, Virginia-based communications company that is primarily focused on the Southeast. Its newspaper publishing operations include the Richmond Times-Dispatch, the Winston-Salem Journal, the Tampa Tribune, and 22 other daily newspapers. This includes 5 daily newspapers, clustered in Alabama and South Carolina, which the company bought from Thomson Corp. for $238 million in August 2000. The company also owns a 20 percent interest in the Denver Post. Media General also operates 26 television stations primarily located in Southeastern markets, including 13 purchased from Spartan Communications on March 27, 2000 for $605 million.

NAVISTAR INTERNATIONAL CORP. (NAV - $44.30 - NYSE), with world headquarters outside of Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International[R] brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International[R] brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corporation.

PEPSICO INC. (PEP - $51.50 - NYSE) is a $25 billion food and beverage company after the acquisition of Quaker Oats was completed on August 2, 2001. PepsiCo added several products to its existing portfolio of the Pepsi-Cola and Frito Lay brands, such as Gatorade and the Quaker Oat snack and food businesses. The company is focused on the faster growing convenience category, improving their distribution systems and extracting the synergies expected from the merger. PepsiCo is also benefiting from the introduction of new products such as Mountain Dew Code Red, Pepsi with Lemon, Bistro chips and the continued robust growth of Aquafina.

SPS TECHNOLOGIES INC. (ST - $42.37 - NYSE) is a leading manufacturer of fasteners, superalloys and magnetic materials for the aerospace, automotive and industrial markets. The Precision Fasteners and Components group produces high strength fasteners for the aerospace, automotive and machinery markets. The Specialty Materials and Alloys group makes superalloys for the aerospace and industrial gas turbine markets and the Magnetic Products group produces magnetic materials used in automotive, electronics and other specialty applications. Under the leadership of CEO Charlie Grigg, SPS has made 18 acquisitions since 1996 and has positioned the nearly $1 billion company to be a strategic global supplier in the fastener and component industry. We believe the company will continue to use its strong cash flow to augment internal revenue and earnings growth with acquisitions.

STANDARD MOTOR PRODUCTS INC. (SMP - $14.60 - NYSE), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions -- engine management and temperature control -- and believes it is the number one supplier to the North American aftermarket in each of these lines.

TELEPHONE & DATA SYSTEMS INC. (TDS - $88.25 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81%-owned United States Cellular (USM - $41.00 - AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless, which was acquired by Deutsche Telekom (DT - $14.98 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telekom valued at almost $2 billion. As part of the VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.

THOMAS & BETTS CORP. (TNB - $21.16 - NYSE) primarily manufactures electrical components and connectors. This business is suffering from its exposure to the technology and telecommunications industries. Management is cutting costs and restructuring the business to be profitable at the current lower revenue levels. Any or all of the 3 smaller business segments -- Steel Structures (utility poles), Communications (CATV equipment), and HVAC -- could be sold to raise cash and streamline the company. We also expect management to monetize the 20% investment in Leviton Manufacturing, a private company on Long Island, NY.

VIACOM INC. (VIA - $48.60 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

COMMON STOCK 10% DISTRIBUTION POLICY

      The Trust continues to maintain its 10% Distribution Policy whereby the Trust pays out to common stock shareholders 10% of its average net assets each year. Pursuant to this policy, the Trust distributed $0.27 per share on March 25, 2002. The next distribution is scheduled for June 2002.

7.25% TAX ADVANTAGED CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Trust's 7.25% Tax Advantaged Cumulative Preferred Stock paid a cash distribution on March 26, 2002 of $0.453125 per share. For the twelve months ended March 31, 2002, Preferred Stock shareholders received distributions totaling 1.8125, the annual dividend rate per share of Preferred Stock. The next distribution is scheduled for June 2002.

7.20% TAX ADVANTAGED SERIES B CUMULATIVE PREFERRED STOCK - DIVIDENDS

      The Trust's 7.20% Tax Advantaged Series B Cumulative Preferred Stock paid a cash distribution on March 26, 2002 of $0.45 per share. The Series B Preferred Shares were issued on June 20, 2001 at $25.00 per share and will pay distributions quarterly at an annual dividend rate of $1.80 per share. The next distribution is scheduled for June 2002.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                          WHO                                  WHEN
                          ---                                  ----
      Special Chats:      Mario J. Gabelli                     First Monday of each month
                          Howard Ward                          First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                          MAY                                  JUNE                           JULY
                          ---                                  ----                           ----
      1st Wednesday       Ivan Arteaga                         Henry Van der Eb               Ivan Arteaga
      2nd Wednesday       Charles Minter & Martin Weiner       Caesar Bryan                   Caesar Bryan
      3rd Wednesday       Walter Walsh & Laura Linehan         Ivan Arteaga                   Lynda Calkin
      4th Wednesday       Hart Woodson                         Barbara Marcin                 Henry Van der Eb
      5th Wednesday       Barbara Marcin                                                      Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      In the first quarter of 2002, equity investors responded favorably to encouraging economic news. Indeed, the economy appears back on solid footing and we should see earnings rebound nicely. Our concern is that much of this good news is already reflected in stock prices and that as the Fed raises interest rates later in the year, equity valuations may come under pressure. So, while the worst may be over, we don't see smooth sailing for equities going forward. Stock picking will remain the key to returns and we believe our focus on companies selling at deep discounts to intrinsic value will be rewarded as merger and acquisition activity heats up in the year ahead.


                                  Sincerely,
                              /S/ Mario J. Gabelli
                                  MARIO J. GABELLI, CFA
                                  Portfolio Manager and Chief Investment Officer

May 6, 2002


--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                 MARCH 31, 2002
                                 --------------
      American Express Co.                    Navistar International Corp.
      Berkshire Hathaway Inc.                 PepsiCo Inc.
      Gucci Group NV                          Telephone & Data Systems Inc.
      Liberty Media Corp.                     Thomas & Betts Corp.
      Media General Inc.                      Viacom Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                          QUARTER ENDED MARCH 31, 2002
                                   (UNAUDITED)

                                                                   OWNERSHIP AT
                                                                     MARCH 31,
                                                     SHARES             2002
                                                   ----------      ------------
NET PURCHASES
COMMON STOCKS
American Express Co. ...........................       70,000          550,000
AOL Time Warner Inc. ...........................      110,000          575,000
AT&T Wireless Services Inc. ....................      130,000          500,170
BAE Systems plc ................................       25,000          150,000
Bank of Ireland, London ........................       11,000           11,000
BCE Inc. .......................................       45,000          320,000
Broadwing Inc. .................................      130,000          810,000
Burlington Resources Inc. ......................       15,000          150,000
Cable & Wireless plc, ADR ......................        3,000          173,000
Campbell Soup Co. ..............................       45,000           65,000
Coca-Cola Co. ..................................       15,000           30,000
Cooper Industries Inc. .........................        5,000          120,000
CoreComm Ltd. ..................................      577,000        1,577,000
Corning Inc. ...................................       60,000          460,000
Curtiss-Wright Corp., Cl. B ....................       92,000           98,320
Dana Corp. .....................................       69,900          320,061
DTE Energy Co. .................................       18,000           30,366
Embratel Participacoes SA, ADR .................        5,000          215,000
Flowers Foods Inc. (a) .........................       26,600           41,600
Fox Entertainment Group Inc., Cl. A ............       10,000          120,000
FPL Group Inc. .................................        9,400            9,400
France Telecom SA, ADR .........................        2,000           27,000
Franklin Electric Co. Inc. (b) .................        6,500           13,000
Fuller (H.B.) Co. ..............................       16,000           40,000
General Motors Corp. ...........................       10,000          167,942
Genuity Inc. ...................................       20,000          180,000
Grupo Bimbo, SA de CV, Ser. A ..................      184,300          351,000
Gucci Group NV, ADR ............................        3,000           33,000
Halliburton Co. ................................      100,000          300,000
Heinz (H.J.) Co. ...............................        5,000           85,000
Hilton Group plc ...............................      200,000        1,650,000
Honeywell International Inc. ...................        5,000          380,000
John Hancock Financial Services Inc. ...........       20,000           60,000
Leap Wireless International Inc. ...............       10,000          140,000
Liberty Media Corp., Cl. A .....................      100,000        1,800,000
MeadWestvaco Corp. (c) .........................      100,000          100,000
Merck & Co. Inc. ...............................       35,000           35,000
Metro-Goldwyn-Mayer Inc. .......................      290,000          300,000
Mirant Corp. ...................................       60,000           60,000
mm02 plc, ADR ..................................       14,500          130,000
Motorola Inc. ..................................       10,000          110,000
Newmont Mining Corp. Holding Co. ...............       25,000          125,000
News Corp. Ltd., ADR (d) .......................        6,017           11,017
Nikko Cordial Co. ..............................       15,000          186,500
Northeast Utilities ............................       55,000          250,000
NTT DoCoMo Inc. (e) ............................          100              200
NTT DoCoMo Inc. - W/I (e) ......................          800              800
Pennzoil-Quaker State Co. ......................       50,000          213,400
PRIMEDIA Inc. ..................................       87,000          300,000
Qwest Communications
   International Inc. ..........................       20,000           20,000
Rainbow Media Group ............................       50,000          550,000
RAS SpA ........................................       10,000           60,000

                                                                   OWNERSHIP AT
                                                                     MARCH 31,
                                                     SHARES             2002
                                                   ----------      ------------
Sara Lee Corp. .................................       10,000           20,000
Schwab (Charles) Corp. .........................       50,000           50,000
Sensient Technologies Corp. ....................       13,800          213,800
SJW Corp. ......................................          200           10,400
Sprint Corp. - PCS Group .......................       30,000          250,000
Telecom Argentina Stet France
   Telecom SA, ADR .............................       20,000           40,000
Telefonica SA, ADR (f) .........................       13,775          279,024
Telefonica SA, BDR (g) .........................          657           16,913
Texas Instruments Inc. .........................       40,000           40,000
Thomas Industries Inc. .........................       23,000          100,000
Tootsie Roll Industries Inc. (h) ...............        3,025          103,855
Total Fina Elf SA ..............................        2,000            6,907
Travelers Property Casualty Corp. ..............        7,000            7,000
TRW Inc. .......................................      170,000          170,000

PREFERRED STOCKS
Allen Telecom Inc., 7.750%,
   Cv. Pfd., Ser. D ............................       60,000           60,000
Lucent Technologies Capital Trust I,
   7.750% Cv. Pfd. .............................          500              500
News Corp. Ltd., Pfd., ADR (i) .................        3,008          770,499
ProSieben Sat.1 Media AG, Pfd. .................       57,000          100,000

                                                   PRINCIPAL
                                                     AMOUNT
                                                   ----------
CORPORATE BONDS
Charter Communications Inc.,
   Cv., 4.750%, 06/01/06 .......................     $100,000         $500,000
Hilton Hotels Corp., Sub. Deb. Cv.,
   5.000%, 05/15/06 ............................      170,000          400,000
Nextel Communications Inc., 9.500%,
   02/01/11 ....................................      500,000          500,000

                                                     SHARES
                                                   ----------
NET SALES
COMMON STOCKS
Ackerley Group Inc. ............................       (7,100)          42,900
Aetna Inc. .....................................      (50,000)               0
AGL Resources Inc. .............................       (3,400)          70,000
Allstate Corp. .................................       (5,000)          90,000
Amphenol Corp., Cl. A ..........................       (3,000)           2,000
AutoNation Inc. ................................      (20,000)         300,000
Aztar Corp. ....................................      (10,000)         110,000
Bank of New York Co. Inc. ......................       (5,000)          80,000
Bank One Corp. .................................       (5,000)         105,000
Benesse Corp. ..................................      (14,000)               0
Boeing Co. .....................................       (3,000)         115,000
Cable & Wireless plc ...........................      (95,000)               0
CH Energy Group Inc. ...........................       (5,000)         115,000
CLARCOR Inc. ...................................       (7,000)         100,000
Coca-Cola Enterprises Inc. .....................      (20,000)          50,000
Curtiss-Wright Corp. ...........................      (98,000)               0
Dominion Resources Inc. ........................       (3,000)           5,000
Donaldson Co. Inc. .............................       (6,000)         219,000
Friends Provident plc ..........................     (126,000)               0
General Mills Inc. .............................       (5,000)          90,000
GTECH Holdings Corp. ...........................       (1,000)           4,000

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                          QUARTER ENDED MARCH 31, 2002
                                   (UNAUDITED)

                                                                   OWNERSHIP AT
                                                                     MARCH 31,
                                                     SHARES             2002
                                                   ----------      ------------
NET SALES (CONTINUED)
COMMON STOCKS (CONTINUED)
Harley Davidson Inc. ...........................      (10,000)          60,000
Hilton Hotels Corp. ............................      (40,000)         660,000
IDEX Corp. .....................................      (47,000)         250,000
Independent News & Media plc, Dublin. ..........     (235,000)         411,000
ITT Industries Inc. ............................       (5,000)         125,000
Jafco Co. Ltd. .................................      (10,000)               0
Loral Space & Communications Ltd. ..............      (10,000)         190,000
MGM Mirage Inc. ................................      (25,000)          90,000
National Service Industries Inc. (j) ...........     (105,000)          35,000
Navistar International Corp. ...................       (5,000)         425,000
Nextel Communications Inc., Cl. A ..............      (10,000)         240,000
Niagara Mohawk Holdings Inc. (k) ...............     (210,000)               0
Nortek Inc. ....................................       (4,000)         140,000
NRJ Group ......................................      (10,000)          40,375
NTL Inc. .......................................      (20,000)          40,000
Obic Co. Ltd. ..................................       (1,000)           1,500
Pactiv Corp. ...................................      (10,000)         170,000
Procter & Gamble Co. ...........................      (10,000)         100,000
RCN Corp. ......................................      (20,000)         130,000
Rohm and Haas Co. ..............................      (73,000)         100,000
Rollins Inc. ...................................       (5,000)         505,000
Royce Value Trust Inc. .........................       (4,000)          40,000
Sammy Corp. ....................................       (3,300)               0
Scheib (Earl) Inc. .............................       (4,200)          70,800
Scripps (E.W.) Co., Cl. A ......................       (1,000)          70,000
Secom Co. Ltd. .................................       (3,000)           7,000
Smith Group plc ................................       (2,420)          10,000
Starwood Hotels & Resorts
   Worldwide Inc. ..............................      (10,000)          50,000
Superior Industries International Inc. .........      (10,000)          60,000
THK Co. Ltd. ...................................       (4,000)          44,000
Tokyo Electron Ltd. ............................       (3,000)           9,400
Tyson Foods Inc., Cl. A ........................     (110,000)          90,000
Waste Management Inc. ..........................      (10,000)         300,000
Westvaco Corp. (c) .............................     (105,000)               0
Willamette Industries Inc. (l) .................     (322,000)               0
Winn-Dixie Stores Inc. .........................      (10,000)          50,000
Wyeth ..........................................       (2,000)          38,000
Xerox Corp. ....................................       (2,000)          10,000

                                                                   OWNERSHIP AT
                                                   PRINCIPAL         MARCH 31,
                                                     AMOUNT             2002
                                                   ----------      ------------
CORPORATE BONDS
Kaman Corp., Sub. Deb. Cv.,
   6.000%, 03/15/12 ............................   $  (67,000)       $ 933,000
News America Holdings Inc.,
   Sub. Deb. Cv., Zero Coupon (d)(i) ...........     (200,000)               0
Waste Management Inc.,
   Sub. Deb. Cv., 4.000%, 02/01/02 .............   (2,039,000)               0

--------------------------------------------------------------------------------
(a) 3 for 2 stock split
(b) 2 for 1 stock split
(c) Merger - 0.97  shares of  MeadWestvaco  Corp.  for every 1 share of Westvaco
    Corp.
(d) Merger - 0.0301 shares of News Corp. Ltd., ADR for every 1 share of News America Holdings Inc., Cvt.
(e) 5 for 1 stock split
(f) 2% Stock dividend
(g) 2% Stock dividend
(h) 3% Stock dividend
(i) Merger - 0.0150 shares of News Corp. Ltd., Pfd., ADR for every
    1 share of News America Holdings Inc., Cvt.
(j) 1 for 4 stock split
(k) Cash merger at $18.89 a share
(l) Tender Offer at $55.50 per share

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2002 (UNAUDITED)

                                                                   MARKET
   SHARES                                                           VALUE
------------                                                    ------------
               COMMON STOCKS -- 88.5%
               ENTERTAINMENT -- 8.8%
     575,000   AOL Time Warner Inc.+ ........................   $ 13,598,750
     160,000   Canal Plus, ADR ..............................        106,640
     220,000   Disney (Walt) Co. ............................      5,077,600
     100,000   EMI Group plc, ADR ...........................      1,029,550
     120,000   Fox Entertainment Group Inc., Cl. A+ .........      2,838,000
      50,000   GC Companies Inc.+ ...........................          8,000
      30,432   Gemstar-TV Guide International Inc.+ .........        450,089
     195,000   Grupo Televisa SA, ADR+ ......................      9,459,450
      24,000   Liberty Livewire Corp., Cl. A+ ...............        138,720
   1,800,000   Liberty Media Corp., Cl. A+ ..................     22,752,000
     300,000   Metro-Goldwyn-Mayer Inc.+ ....................      4,986,000
     160,000   Publishing & Broadcasting Ltd. ...............        849,641
     100,000   Six Flags Inc.+ ..............................      1,786,000
     495,000   USA Networks Inc.+ ...........................     15,726,150
     850,000   Viacom Inc., Cl. A+ ..........................     41,310,000
      30,900   Vivendi Universal SA .........................      1,201,743
     210,000   Vivendi Universal SA, ADR ....................      8,085,000
                                                                ------------
                                                                 129,403,333
                                                                ------------
               TELECOMMUNICATIONS -- 8.6%
       8,132   Aliant Inc. ..................................        135,837
       7,500   Allegiance Telecom Inc.+ .....................         22,500
      30,000   ALLTEL Corp. .................................      1,666,500
      50,000   AT&T Canada Inc., Cl. B+ .....................      1,346,500
   1,500,000   AT&T Corp. ...................................     23,550,000
       3,333   Avaya Inc.+ ..................................         24,598
     320,000   BCE Inc. .....................................      5,638,400
      33,400   Brasil Telecom
                 Participacoes SA, ADR ......................      1,332,660
     810,000   Broadwing Inc.+ ..............................      5,661,900
   1,775,000   BT Group plc+ ................................      7,077,350
      29,000   BT Group plc, ADR+ ...........................      1,165,220
   3,338,192   Cable & Wireless Jamaica Ltd. ................        121,337
     173,000   Cable & Wireless plc, ADR ....................      1,702,320
     130,000   CenturyTel Inc. ..............................      4,420,000
     100,000   Citizens Communications Co.+ .................      1,075,000
     255,466   Commonwealth Telephone
                 Enterprises Inc.+ ..........................      9,771,574
      20,000   Commonwealth Telephone
               Enterprises Inc., Cl. B+ .....................        870,000
      45,000   Compania de Telecomunicaciones
                 de Chile SA, ADR+ ..........................        673,650
   1,577,000   CoreComm Ltd.+ ...............................        157,700
     240,278   Deutsche Telekom AG, ADR .....................      3,599,364
     215,000   Embratel Participacoes SA, ADR ...............        741,750
      27,000   France Telecom SA, ADR .......................        821,070
         265   Japan Telecom Co. Ltd. .......................        819,783
     100,000   KPN NV+ ......................................        512,096

                                                                   MARKET
   SHARES                                                           VALUE
------------                                                    ------------
      20,000   Qwest Communications
                 International Inc. .........................   $    164,400
     130,000   RCN Corp.+ ...................................        183,300
       9,655   Rogers Communications Inc., Cl. B+ ...........        131,926
     110,345   Rogers Communications
                 Inc., Cl. B, ADR+ ..........................      1,511,727
     115,000   SBC Communications Inc. ......................      4,305,600
     350,000   Sprint Corp. - FON Group .....................      5,351,500
     186,554   Tele Norte Leste
                 Participacoes SA, ADR ......................      2,343,118
      40,000   Telecom Argentina Stet
                 France Telecom SA, ADR .....................        114,400
     400,040   Telecom Italia SpA ...........................      3,294,492
     123,000   Telecom Italia SpA, ADR ......................     10,055,250
     135,000   Telecom Italia SpA, RNC ......................        741,972
     279,024   Telefonica SA, ADR+ ..........................      9,238,487
      16,913   Telefonica SA, BDR+ ..........................        190,303
      36,000   Telefonos de Mexico SA, Cl. L, ADR ...........      1,454,040
      12,750   TELUS Corp. ..................................        145,926
      52,500   TELUS Corp., ADR .............................        600,872
       4,250   TELUS Corp., Non-Voting ......................         44,673
      27,500   TELUS Corp., Non-Voting, ADR .................        289,060
     295,000   Verizon Communications Inc. ..................     13,466,750
     100,000   WorldCom Inc. - MCI Group ....................        591,000
                                                                ------------
                                                                 127,125,905
                                                                ------------
               FINANCIAL SERVICES -- 8.0%
      26,000   Aegon NV .....................................        634,650
       4,100   Allianz AG ...................................        976,472
      90,000   Allstate Corp. ...............................      3,399,300
     550,000   American Express Co. .........................     22,528,000
      36,400   Argonaut Group Inc. ..........................        769,496
      90,000   Banco Santander Central
                 Hispano SA, ADR ............................        739,800
      99,000   Bank of Ireland, Ireland .....................      1,071,816
      11,000   Bank of Ireland, London ......................        122,353
      80,000   Bank of New York Co. Inc. ....................      3,361,600
     105,000   Bank One Corp. ...............................      4,386,900
     282,000   Bankgesellschaft Berlin AG+ ..................        519,092
         260   Berkshire Hathaway Inc., Cl. A+ ..............     18,486,000
       5,000   Block (H&R) Inc. .............................        222,250
     190,000   Commerzbank AG, ADR ..........................      3,401,266
     160,000   Deutsche Bank AG, ADR+ .......................     10,304,000
      20,000   Dun and Bradstreet Corp.+ ....................        800,200
      56,000   HBOS plc .....................................        604,864
      25,000   Hibernia Corp., Cl. A ........................        477,500
      20,000   Invik & Co. AB, Cl. B ........................      1,032,997
     100,000   Irish Life & Permanent plc, Dublin ...........      1,260,611
      60,000   John Hancock Financial Services Inc. .........      2,291,400
      50,000   JP Morgan Chase & Co. ........................      1,782,500
      64,000   Leucadia National Corp. ......................      2,288,000

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                                   MARKET
   SHARES                                                           VALUE
------------                                                    ------------
               COMMON STOCKS (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
      83,100   Mellon Financial Corp. .......................   $  3,206,829
     100,000   Midland Co. ..................................      4,260,000
      30,000   Moody's Corp. ................................      1,233,000
     186,500   Nikko Cordial Corp. ..........................        823,197
     185,000   Phoenix Companies Inc.+ ......................      3,552,000
       2,500   Prudential Financial Inc.+ ...................         77,625
      50,000   Prudential plc ...............................        504,101
      60,000   RAS SpA ......................................        785,155
      60,000   Riggs National Corp. .........................        921,000
      50,000   Schwab (Charles) Corp. .......................        654,500
      80,000   State Street Corp. ...........................      4,430,400
      30,000   Stilwell Financial Inc. ......................        734,700
      20,000   SunTrust Banks Inc. ..........................      1,334,600
      10,200   Swiss Re .....................................        938,542
     100,000   T. Rowe Price Group Inc. .....................      3,893,000
       7,000   Travelers Property Casualty Corp.+ ...........        140,000
      50,000   Unitrin Inc. .................................      2,010,000
     130,000   Wachovia Corp. ...............................      4,820,400
      55,100   Waddell & Reed Financial Inc., Cl. A .........      1,679,448
                                                                ------------
                                                                 117,459,564
                                                                ------------
               FOOD AND BEVERAGE -- 6.7%
      10,108   Advantica Restaurant Group Inc.+ .............         10,209
      10,800   Cadbury Schweppes plc, ADR ...................        299,700
      65,000   Campbell Soup Co. ............................      1,742,000
      30,000   Coca-Cola Co. ................................      1,567,800
      50,000   Coca-Cola Enterprises Inc. ...................        939,000
     150,940   Compass Group plc ............................      1,010,221
     100,000   Corn Products International Inc. .............      3,220,000
     100,000   Diageo plc ...................................      1,307,245
     224,000   Diageo plc, ADR ..............................     11,753,280
      41,600   Flowers Foods Inc.+ ..........................      1,059,552
      90,000   General Mills Inc. ...........................      4,396,500
     351,000   Grupo Bimbo,SA de CV, Ser. A .................        934,283
      20,000   Hain Celestial Group Inc.+ ...................        445,000
      85,000   Heinz (H.J.) Co. .............................      3,527,500
      30,000   Interbrew SA .................................        830,956
     350,000   Kellogg Co. ..................................     11,749,500
      75,000   Kerry Group plc, Cl. A .......................      1,009,270
      60,500   LVMH Moet Hennessy
                 Louis Vuitton, ADR .........................        614,075
      41,300   Mondavi (Robert) Corp., Cl. A+ ...............      1,484,322
     600,595   PepsiAmericas Inc. ...........................      8,660,580
     525,000   PepsiCo Inc. .................................     27,037,500
      60,000   Ralcorp Holdings Inc.+ .......................      1,632,000
      20,000   Sara Lee Corp. ...............................        415,200
     103,855   Tootsie Roll Industries Inc. .................      4,776,287
      90,000   Tyson Foods Inc., Cl. A ......................      1,123,200

                                                                   MARKET
   SHARES                                                           VALUE
------------                                                    ------------
     150,000   Wrigley (Wm.) Jr. Co. ........................   $  7,996,500
                                                                ------------
                                                                  99,541,680
                                                                ------------
               EQUIPMENT AND SUPPLIES-- 6.5%
     120,000   AMETEK Inc. ..................................      4,465,200
       2,000   Amphenol Corp., Cl. A+ .......................         93,600
      10,000   Caterpillar Inc. .............................        568,500
      95,000   CIRCOR International Inc. ....................      1,971,250
     100,000   CLARCOR Inc. .................................      3,200,000
     320,000   Deere & Co. ..................................     14,576,000
     219,000   Donaldson Co. Inc. ...........................      8,805,990
     150,000   Flowserve Corp.+ .............................      4,801,500
      13,000   Franklin Electric Co. Inc. ...................        658,580
     105,000   Gerber Scientific Inc.+ ......................        771,750
     250,000   IDEX Corp. ...................................      9,250,000
      20,000   Ingersoll-Rand Co., Cl. A ....................      1,000,400
      60,000   Lufkin Industries Inc. .......................      1,620,000
       1,000   Manitowoc Co. Inc. ...........................         39,500
     425,000   Navistar International Corp.+ ................     18,827,500
      28,000   Olympus Optical Co. Ltd. .....................        348,587
      20,000   PACCAR Inc. ..................................      1,464,200
      84,500   Sequa Corp., Cl. A+ ..........................      4,410,900
      75,000   Sequa Corp., Cl. B+ ..........................      4,425,000
     170,000   SPS Technologies Inc.+ .......................      7,202,900
      60,000   Sybron Dental Specialties Inc.+ ..............      1,206,000
      44,000   THK Co. Ltd. .................................        836,609
      75,000   UCAR International Inc.+ .....................      1,065,000
     250,000   Watts Industries Inc., Cl. A .................      4,200,000
     100,000   Weir Group plc ...............................        414,388
                                                                ------------
                                                                  96,223,354
                                                                ------------
               DIVERSIFIED INDUSTRIAL -- 5.2%
     220,000   Acuity Brands Inc. ...........................      3,636,600
     195,000   Ampco-Pittsburgh Corp. .......................      2,271,750
     120,000   Cooper Industries Inc. .......................      5,034,000
     270,000   Crane Co. ....................................      7,381,800
     110,000   GATX Corp. ...................................      3,498,000
     200,000   GenTek Inc. ..................................         60,000
     260,000   Greif Bros. Corp., Cl. A .....................      9,282,000
       3,400   Greif Bros. Corp., Cl. B .....................        113,050
     380,000   Honeywell International Inc. .................     14,542,600
     125,000   ITT Industries Inc. ..........................      7,880,000
     400,600   Lamson & Sessions Co.+ .......................      2,303,450
      35,000   National Service Industries Inc. .............        365,400
      83,715   Park-Ohio Holdings Corp.+ ....................        375,043
     213,800   Sensient Technologies Corp. ..................      4,921,676
      10,000   Smiths Group plc .............................        115,488
       6,000   Sulzer AG ....................................      1,314,655
     100,000   Thomas Industries Inc. .......................      2,925,000
      50,000   Trinity Industries Inc. ......................      1,215,500
     170,000   TRW Inc. .....................................      8,749,900
                                                                ------------
                                                                  75,985,912
                                                                ------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)
                                                                   MARKET
   SHARES                                                           VALUE
------------                                                    ------------
               COMMON STOCKS (CONTINUED)
               PUBLISHING -- 5.1%
      20,000   Dow Jones & Co. Inc. .........................   $  1,164,400
     411,000   Independent News & Media
                 plc, Dublin ................................        788,819
       5,000   McClatchy Co., Cl. A .........................        296,850
     105,000   McGraw-Hill Companies Inc. ...................      7,166,250
     400,000   Media General Inc., Cl. A ....................     25,400,000
     125,000   Meredith Corp. ...............................      5,313,750
     115,000   New York Times Co., Cl. A ....................      5,503,900
     120,000   News Corp. Ltd. ..............................        840,248
      11,017   News Corp. Ltd., ADR .........................        313,922
     400,000   Penton Media Inc. ............................      3,020,000
     300,000   PRIMEDIA Inc.+ ...............................        951,000
      33,000   Pulitzer Inc. ................................      1,765,500
     185,000   Reader's Digest
                 Association Inc., Cl. B ....................      4,403,000
     400,000   SCMP Group Ltd. ..............................        225,647
      70,000   Scripps (E.W.) Co., Cl. A ....................      5,748,400
      91,842   Seat-Pagine Gialle SpA+ ......................         71,069
      75,000   Thomas Nelson Inc. ...........................        911,250
     250,000   Tribune Co. ..................................     11,365,000
                                                                ------------
                                                                  75,249,005
                                                                ------------
               ENERGY AND UTILITIES -- 4.9%
      70,000   AGL Resources Inc. ...........................      1,645,000
      37,400   Apache Corp. .................................      2,127,312
     120,000   BP plc .......................................      1,068,010
     248,800   BP plc, ADR ..................................     13,211,280
     150,000   Burlington Resources Inc. ....................      6,013,500
     115,000   CH Energy Group Inc. .........................      5,456,750
      20,000   Cinergy Corp. ................................        715,000
     210,000   Conoco Inc. ..................................      6,127,800
      10,000   Constellation Energy Group Inc. ..............        308,500
       5,000   Dominion Resources Inc. ......................        325,800
      15,000   DPL Inc. .....................................        383,250
      50,000   DQE Inc. .....................................      1,065,500
      30,366   DTE Energy Co. ...............................      1,381,653
     400,000   El Paso Electric Co.+ ........................      6,260,000
      20,000   Energy East Corp. ............................        435,000
       9,400   FPL Group Inc. ...............................        559,770
     300,000   Halliburton Co. ..............................      5,121,000
      38,632   Kerr-McGee Corp. .............................      2,428,021
      60,000   Mirant Corp.+ ................................        867,000
     100,000   NiSource Inc.+ ...............................        232,000
     250,000   Northeast Utilities ..........................      4,967,500
     213,400   Pennzoil-Quaker State Co. ....................      4,581,698
     100,000   Progress Energy Inc.+ ........................         27,500
      10,400   SJW Corp. ....................................        844,480
      14,000   Southwest Gas Corp. ..........................        350,000
       6,907   Total Fina Elf SA ............................      1,066,537

                                                                   MARKET
   SHARES                                                           VALUE
------------                                                    ------------
     250,000   Western Resources Inc. .......................   $  4,287,500
                                                                ------------
                                                                  71,857,361
                                                                ------------
               WIRELESS COMMUNICATIONS -- 4.8%
      95,000   America Movil SA de CV, Cl. L, ADR ...........      1,886,700
     500,170   AT&T Wireless Services Inc.+ .................      4,476,521
     140,000   Leap Wireless International Inc.+ ............      1,178,800
   1,775,000   mm02 plc+ ....................................      1,725,104
     130,000   mm02 plc, ADR+ ...............................      1,272,700
     240,000   Nextel Communications Inc., Cl. A+ ...........      1,291,200
         200   NTT DoCoMo Inc. ..............................        543,253
         800   NTT DoCoMo Inc. - W/I+ .......................      2,166,974
     250,000   Rogers Wireless Communications
                 Inc., Cl. B+ ...............................      2,850,000
     250,000   Sprint Corp. - PCS Group+ ....................      2,572,500
      16,700   Tele Celular Sul
                 Participacoes SA, ADR ......................        222,945
      55,666   Tele Centro Oeste Celular
                 Participacoes SA, ADR ......................        335,666
       3,340   Tele Leste Celular
                 Participacoes SA, ADR+ .....................         58,951
       8,350   Tele Nordeste Celular
                 Participacoes SA, ADR ......................        201,653
       3,340   Tele Norte Celular
                 Participacoes SA, ADR ......................         53,273
   1,400,000   Telecom Italia Mobile SpA ....................      6,790,721
       8,350   Telemig Celular
                 Participacoes SA, ADR ......................        237,140
     450,000   Telephone & Data Systems Inc. ................     39,712,500
      66,800   Telesp Celular Participacoes SA, ADR .........        422,844
     553,888   Vodafone Group plc ...........................      1,023,396
     100,000   Vodafone Group plc, ADR ......................      1,843,000
                                                                ------------
                                                                  70,865,841
                                                                ------------
               CONSUMER PRODUCTS -- 4.0%
      70,000   Altadis SA ...................................      1,285,474
      43,000   Christian Dior SA ............................      1,626,187
      10,000   Church & Dwight Co. Inc. .....................        294,600
     110,000   Compagnie Financiere
                 Richemont AG, Cl. A ........................      2,534,472
      50,000   Department 56 Inc.+ ..........................        700,000
     350,001   Energizer Holdings Inc.+ .....................      8,312,524
      90,000   Fortune Brands Inc. ..........................      4,443,300
     250,000   Gallaher Group plc, ADR ......................      7,712,500
     300,000   Gillette Co. .................................     10,203,000
       2,000   Givaudan SA ..................................        642,165
      60,000   Harley Davidson Inc. .........................      3,307,800
      15,000   Matsushita Electric Industrial
                 Co. Ltd., ADR ..............................        185,250
     100,000   Mattel Inc. ..................................      2,084,000
      30,000   Maytag Corp. .................................      1,327,500

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                                   MARKET
   SHARES                                                           VALUE
------------                                                    ------------
               COMMON STOCKS (CONTINUED)
               CONSUMER PRODUCTS (CONTINUED)
      50,000   National Presto Industries Inc. ..............   $  1,438,000
       9,500   Nintendo Co. Ltd. ............................      1,397,744
      20,000   Philip Morris Companies Inc. .................      1,053,400
     100,000   Procter & Gamble Co. .........................      9,009,000
      32,000   Shimano Inc. .................................        393,556
      15,000   Swatch Group AG, Cl. B+ ......................      1,527,372
      10,425   Syratech Corp.+(a) ...........................          5,265
                                                                ------------
                                                                  59,483,109
                                                                ------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.4%
      20,000   ArvinMeritor Inc. ............................        571,000
      36,802   BorgWarner Inc. ..............................      2,315,582
     320,061   Dana Corp. ...................................      6,871,710
      65,000   Delphi Corp. .................................      1,039,350
     260,000   GenCorp Inc. .................................      4,087,200
     210,000   Genuine Parts Co. ............................      7,721,700
     114,000   Johnson Controls Inc. ........................     10,067,340
     110,000   Midas Inc. ...................................      1,568,600
     335,000   Modine Manufacturing Co. .....................      9,041,650
      20,000   O'Reilly Automotive Inc.+ ....................        631,400
      70,800   Scheib (Earl) Inc.+ ..........................        187,974
     163,000   Standard Motor Products Inc. .................      2,379,800
      60,000   Superior Industries International Inc. .......      2,926,800
     105,000   TransPro Inc.+ ...............................        453,600
                                                                ------------
                                                                  49,863,706
                                                                ------------
               CABLE -- 2.6%
     515,000   Cablevision Systems Corp., Cl. A+ ............     17,510,000
      40,000   Comcast Corp., Cl. A+ ........................      1,338,000
      85,000   Comcast Corp., Cl. A, Special+ ...............      2,703,000
      40,000   NTL Inc.+ ....................................          8,000
     550,000   Rainbow Media Group+ .........................     13,574,000
      20,000   Shaw Communications Inc., Cl. B ..............        358,273
      80,000   Shaw Communications Inc.,
                 Cl. B, Non-Voting ............................    1,438,400
     370,000   UnitedGlobalCom Inc., Cl. A+ .................      2,001,700
                                                                ------------
                                                                  38,931,373
                                                                ------------
               HOTELS AND GAMING -- 2.4%
     110,000   Aztar Corp.+ .................................      2,409,000
      90,000   Boca Resorts Inc., Cl. A+ ....................      1,164,600
     240,000   Gaylord Entertainment Co.+ ...................      6,384,000
       4,000   GTECH Holdings Corp.+ ........................        195,000
   1,650,000   Hilton Group plc .............................      5,856,436
     660,000   Hilton Hotels Corp. ..........................      9,438,000
      90,000   MGM Mirage Inc.+ .............................      3,260,700
     430,000   Park Place Entertainment Corp.+ ..............      4,536,500
      50,000   Starwood Hotels & Resorts
                 Worldwide Inc. ...............................    1,880,500
                                                                ------------
                                                                  35,124,736
                                                                ------------

                                                                   MARKET
   SHARES                                                           VALUE
------------                                                    ------------
               HEALTH CARE -- 2.2%
      60,000   Amgen Inc.+ ..................................   $  3,580,800
      40,000   Apogent Technologies Inc.+ ...................        987,200
      10,000   AstraZeneca plc, London ......................        496,554
      35,146   AstraZeneca plc, Stockholm ...................      1,747,424
      12,000   Aventis SA ...................................        829,124
      26,000   Biogen Inc.+ .................................      1,275,560
      75,036   GlaxoSmithKline plc ..........................      1,767,337
       4,000   GlaxoSmithKline plc, ADR .....................        188,000
      56,011   Invitrogen Corp.+ ............................      1,922,298
      35,000   Merck & Co. Inc. .............................      2,015,300
      46,000   Novartis AG ..................................      1,809,301
     108,000   Novartis AG, Registered ......................      4,276,800
      65,000   Pfizer Inc. ..................................      2,583,100
      17,900   Roche Holding AG .............................      1,391,611
      20,000   Sanofi-Synthelabo SA .........................      1,284,165
      10,000   Schering-Plough Corp. ........................        313,000
      23,000   Sulzer Medica AG .............................      2,119,740
      14,000   Takeda Chemical Industries Ltd. ..............        567,246
      38,000   Wyeth ........................................      2,494,700
                                                                ------------
                                                                  31,649,260
                                                                ------------
               RETAIL -- 2.1%
     200,000   Albertson's Inc. .............................      6,628,000
     300,000   AutoNation Inc.+ .............................      4,176,000
      10,000   Coldwater Creek Inc.+ ........................        177,600
      16,000   Delhaize Le Lion SA, ADR .....................        731,680
      33,000   Gucci Group NV, ADR ..........................      3,053,160
     100,000   Lillian Vernon Corp. .........................        640,000
     104,500   Neiman Marcus Group Inc., Cl. A+ .............      3,600,025
     320,000   Neiman Marcus Group Inc., Cl. B+ .............     10,480,000
      50,000   Winn-Dixie Stores Inc. .......................        802,000
                                                                ------------
                                                                  30,288,465
                                                                ------------
               AEROSPACE -- 1.6%
     150,000   BAE Systems plc ..............................        715,567
     115,000   Boeing Co. ...................................      5,548,750
     100,000   Lockheed Martin Corp. ........................      5,758,000
      97,978   Northrop Grumman Corp. .......................     11,076,413
                                                                ------------
                                                                  23,098,730
                                                                ------------
               SPECIALTY CHEMICALS -- 1.3%
       5,400   Ciba Specialty Chemicals, ADR(b) .............        204,120
      10,000   E.I. du Pont de Nemours and Co. ..............        471,500
     315,000   Ferro Corp. ..................................      9,072,000
      40,000   Fuller (H.B.) Co. ............................      1,198,000
     120,000   Hercules Inc.+ ...............................      1,597,200
     210,000   Omnova Solutions Inc. ........................      1,743,000
     100,000   Rohm and Haas Co. ............................      4,227,000
      11,697   Syngenta AG, ADR+ ............................        143,873
                                                                ------------
                                                                  18,656,693
                                                                ------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                                   MARKET
   SHARES                                                           VALUE
------------                                                    ------------
               COMMON STOCKS (CONTINUED)
               BROADCASTING -- 1.1%
      42,900   Ackerley Group Inc.+ .........................   $    766,194
      16,666   Corus Entertainment Inc., Cl. B+ .............        383,894
      28,000   Gray Communications Systems Inc. .............        448,560
      25,000   Gray Communications
                 Systems Inc., Cl. B ........................        362,250
     200,000   Liberty Corp. ................................      7,964,000
       4,000   Nippon Broadcasting System Inc. ..............        128,871
      40,375   NRJ Group ....................................        876,699
     131,000   Paxson Communications Corp.+ .................      1,435,760
      14,700   RTL Group (Brussels) .........................        569,395
       3,000   RTL Group (New York) .........................        116,988
     100,000   Television Broadcasts Ltd. ...................        465,398
     110,000   Young Broadcasting Inc., Cl. A+ ..............      2,748,900
                                                                ------------
                                                                  16,266,909
                                                                ------------
               PAPER AND FOREST PRODUCTS -- 1.0%
     100,000   MeadWestvaco Corp. ...........................      3,315,000
     170,000   Pactiv Corp.+ ................................      3,403,400
      10,000   Rayonier Inc. ................................        532,800
     253,000   St. Joe Co. ..................................      7,590,000
                                                                ------------
                                                                  14,841,200
                                                                ------------
               AGRICULTURE -- 1.0%
   1,050,000   Archer-Daniels-Midland Co. ...................     14,626,500
       5,000   Delta & Pine Land Co. ........................         94,850
                                                                ------------
                                                                  14,721,350
                                                                ------------
               REAL ESTATE -- 0.9%
     450,000   Catellus Development Corp.+ ..................      8,851,500
      75,000   Cheung Kong (Holdings) Ltd. ..................        670,692
      44,000   Florida East Coast Industries
                 Inc., Cl. A ................................      1,245,640
      58,451   Florida East Coast Industries
                 Inc., Cl. B ................................      1,532,001
      55,000   Griffin Land & Nurseries Inc.+ ...............        819,500
       4,753   HomeFed Corp.+ ...............................          4,182
                                                                ------------
                                                                  13,123,515
                                                                ------------
               ELECTRONICS -- 0.9%
       3,000   Hitachi Ltd., ADR ............................        220,650
      16,000   Molex Inc., Cl. A ............................        489,440
       7,500   NEC Corp., ADR ...............................         62,625
      38,800   Philips Electronics NV, ADR ..................      1,172,536
       7,400   Rohm Co. Ltd. ................................      1,111,102
      47,000   Sony Corp., ADR ..............................      2,429,900
      40,000   Texas Instruments Inc. .......................      1,324,000
     250,000   Thomas & Betts Corp. .........................      5,290,000
       9,400   Tokyo Electron Ltd. ..........................        653,216
                                                                ------------
                                                                  12,753,469
                                                                ------------

                                                                   MARKET
   SHARES                                                           VALUE
------------                                                    ------------
               CONSUMER SERVICES -- 0.7%
      40,000   Loewen Group Inc.+ ...........................   $      1,200
     505,000   Rollins Inc. .................................     10,655,500
                                                                ------------
                                                                  10,656,700
                                                                ------------
               AUTOMOTIVE -- 0.7%
      15,000   Ford Motor Co. ...............................        247,350
     167,942   General Motors Corp. .........................     10,152,094
                                                                ------------
                                                                  10,399,444
                                                                ------------
               ENVIRONMENTAL SERVICES -- 0.6%
      65,000   Republic Services Inc.+ ......................      1,214,200
     300,000   Waste Management Inc. ........................      8,175,000
                                                                ------------
                                                                   9,389,200
                                                                ------------
               COMMUNICATIONS EQUIPMENT -- 0.6%
      68,000   Acterna Corp.+ ...............................        102,000
     290,000   Allen Telecom Inc.+ ..........................      1,937,200
     460,000   Corning Inc. .................................      3,505,200
     130,000   Lucent Technologies Inc. .....................        614,900
     110,000   Motorola Inc. ................................      1,562,000
     100,000   Nortel Networks Corp. ........................        449,000
      44,000   Scientific-Atlanta Inc. ......................      1,016,400
                                                                ------------
                                                                   9,186,700
                                                                ------------
               BUSINESS SERVICES -- 0.6%
      60,000   ANC Rental Corp.+ ............................         21,000
     180,000   Cendant Corp.+ ...............................      3,456,000
       1,000   CheckFree Corp.+ .............................         15,330
      98,000   Landauer Inc. ................................      3,719,100
      70,000   Nashua Corp.+ ................................        413,000
      10,833   Reuters Group plc, ADR .......................        511,210
       7,000   Secom Co. Ltd. ...............................        309,503
     250,000   Securicor plc ................................        434,324
       3,500   SYNAVANT Inc.+ ...............................         11,795
                                                                ------------
                                                                   8,891,262
                                                                ------------
               AVIATION: PARTS AND SERVICES -- 0.6%
      98,320   Curtiss-Wright Corp., Cl. B ..................      6,415,380
      90,000   Fairchild Corp., Cl. A+ ......................        226,800
      60,000   Precision Castparts Corp. ....................      2,124,600
                                                                ------------
                                                                   8,766,780
                                                                ------------
               BUILDING AND CONSTRUCTION -- 0.5%
     112,500   CRH plc ......................................      1,982,517
      32,222   Huttig Building Products Inc.+ ...............        178,510
      15,000   Martin Marietta Materials Inc. ...............        633,300
     140,000   Nortek Inc.+ .................................      5,040,000
       5,000   Nortek Inc., Special Common+(a) ..............        180,000
                                                                ------------
                                                                   8,014,327
                                                                ------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                                   MARKET
   SHARES                                                           VALUE
------------                                                    ------------
               COMMON STOCKS (CONTINUED)
               METALS AND MINING -- 0.3%
      72,500   Harmony Gold Mining Co. Ltd. .................  $     812,713
      15,000   Harmony Gold Mining Co. Ltd., ADR ............        169,500
     125,000   Newmont Mining Corp. Holding Co. .............      3,461,250
      50,000   Placer Dome Inc. .............................        612,500
                                                               -------------
                                                                   5,055,963
                                                               -------------
               SATELLITE -- 0.2%
     180,323   General Motors Corp., Cl. H+ .................      2,966,313
     340,000   Liberty Satellite &
                 Technology Inc., Cl. A+ ....................        197,200
     190,000   Loral Space & Communications Ltd.+ ...........        408,500
                                                               -------------
                                                                   3,572,013
                                                               -------------
               TRANSPORTATION -- 0.2%
     100,000   AMR Corp.+ ...................................      2,641,000
       7,500   Kansas City Southern Industries Inc.+ ........        119,550
      31,273   Tsakos Energy Navigation Ltd.+ ...............        467,413
                                                               -------------
                                                                   3,227,963
                                                               -------------
               COMPUTER SOFTWARE AND SERVICES -- 0.2%
      20,000   Capcom Co. Ltd. ..............................        534,198
      10,000   Computer Associates
                 International Inc. .........................        218,900
     170,000   EMC Corp.+ ...................................      2,026,400
     180,000   Genuity Inc.+ ................................        156,600
       1,500   Obic Co. Ltd. ................................        283,510
                                                               -------------
                                                                   3,219,608
                                                               -------------
               CLOSED END FUNDS -- 0.2%
      59,000   Central European Equity Fund Inc. ............        782,930
      18,592   France Growth Fund Inc. ......................        139,254
      54,150   Italy Fund Inc. ..............................        372,552
      68,000   New Germany Fund Inc.+ .......................        402,560
      70,000   Pimco RCM Europe Fund Inc. ...................        535,500
      40,000   Royce Value Trust Inc. .......................        718,000
                                                               -------------
                                                                   2,950,796
                                                               -------------
               COMPUTER HARDWARE -- 0.0%
      26,000   Hewlett-Packard Co. ..........................        466,440
      10,000   Xerox Corp.+ .................................        107,500
                                                               -------------
                                                                     573,940
                                                               -------------
               TOTAL COMMON STOCKS ..........................  1,306,419,166
                                                               -------------

               PREFERRED STOCKS -- 1.8%
               PUBLISHING -- 1.2%
     770,499   News Corp. Ltd., Pfd., ADR, ..................     18,490,419
                                                               -------------

                                                                   MARKET
   SHARES                                                           VALUE
------------                                                    ------------
               TELECOMMUNICATIONS -- 0.4%
      60,000   Allen Telecom Inc.,
                 7.750% Cv. Pfd., Ser. D ....................  $   2,851,200
      31,000   Broadwing Inc.,
                 6.750% Cv. Pfd., Ser. B ....................      1,010,600
      20,000   Citizens Communications Co.,
                 5.000% Cv. Pfd. ............................        940,400
         500   Lucent Technologies Capital Trust I,
                 7.750% Cv. Pfd.+ (b) .......................        474,125
                                                               -------------
                                                                   5,276,325
                                                               -------------
               AEROSPACE -- 0.1%
      14,021   Northrop Grumman Corp.,
                 7.000% Cv. Pfd., Ser. B ....................      1,859,185
                                                               -------------
               BROADCASTING -- 0.1%
     100,000   ProSieben Sat.1 Media AG, Pfd. ...............        873,267
                                                               -------------
               EQUIPMENT AND SUPPLIES -- 0.0%
       3,000   Sequa Corp.,
                 $5.00 Cv. Pfd. .............................        252,750
                                                               -------------
               WIRELESS COMMUNICATIONS -- 0.0%
  10,760,547   Telesp Celular Participacoes SA, Pfd. ........         26,670
                                                               -------------
               TOTAL PREFERRED STOCKS .......................     26,778,616
                                                               -------------
 PRINCIPAL
  AMOUNT
  ------
               CORPORATE BONDS -- 0.3%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
  $1,500,000   Standard Motor Products Inc.,
                 Sub. Deb. Cv.,
                 6.750%, 07/15/09 ...........................      1,115,625
                                                               -------------
               AVIATION: PARTS AND SERVICES -- 0.1%
     933,000   Kaman Corp., Sub. Deb. Cv.,
                 6.000%, 03/15/12 ...........................        912,007
                                                               -------------
               ENERGY AND UTILITIES -- 0.1%
   1,000,000   Mirant Corp., Sub. Deb. Cv.,
                 2.500%, 06/15/21 ...........................        810,000
                                                               -------------
               CABLE -- 0.0%
     500,000   Charter Communications Inc., Cv.,
                 4.750%, 06/01/06 ...........................        391,250
                                                               -------------
               HOTELS AND GAMING -- 0.0%
     400,000   Hilton Hotels Corp., Sub. Deb. Cv.,
                 5.000%, 05/15/06 ...........................        381,000
                                                               -------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

  PRINCIPAL                                                        MARKET
   AMOUNT                                                          VALUE
------------                                                   -------------
               CORPORATE BONDS (CONTINUED)
               WIRELESS COMMUNICATIONS -- 0.0%
$    500,000   Nextel Communications Inc.,
                 9.500%, 02/01/11 ...........................  $      323,750
                                                               --------------
               CONSUMER PRODUCTS -- 0.0%
   1,000,000   Pillowtex Corp., Sub. Deb. Cv.,
                 6.000%, 03/15/12+ (e) ......................               0
                                                               --------------
               TOTAL CORPORATE BONDS ........................       3,933,632
                                                               --------------

   SHARES
   ------
               WARRANTS -- 0.0%
               FOOD AND BEVERAGE -- 0.0%
      62,463   Advantica Restaurant Group Inc.,
                  expires 01/07/05+ .........................           1,249
                                                               --------------
               METALS AND MINING -- 0.0%
       5,000   Harmony Gold Mining Co. Ltd., ADR,
                 expires 06/29/03+ ..........................          38,250
                                                               --------------
               TOTAL WARRANTS ...............................          39,499
                                                               --------------
 PRINCIPAL
   AMOUNT
------------
               U.S. GOVERNMENT OBLIGATIONS -- 6.8%
$100,000,000   U.S. Treasury Bills,
                 1.660% to 1.770%++,
                 04/25/02 to 07/11/02 .......................      99,653,744
                                                               --------------

               REPURCHASE AGREEMENT -- 2.8%
  42,000,000   State Street Bank & Trust Co.,
                 1.770%, dated 03/28/02,
                 due 04/01/02, proceeds at maturity
                 $42,008,260 (c) ............................      42,000,000
                                                               --------------

TOTAL INVESTMENTS -- 100.2%
  (Cost $1,109,848,786) .....................................   1,478,824,657

OTHER ASSETS, LIABILITIES
  AND LIQUIDATION VALUE OF
  CUMULATIVE PREFERRED STOCK -- (20.4)% .....................    (301,425,621)
                                                               --------------

NET ASSETS -- COMMON STOCK -- 79.7%
  (130,831,966 common shares outstanding) ...................   1,177,399,036
                                                               --------------

NET ASSETS -- PREFERRED STOCK -- 20.3%
  (11,967,900 preferred shares outstanding) .................     299,197,500
                                                               --------------

TOTAL NET ASSETS -- 100.0% ..................................  $1,476,596,536
                                                               ==============

NET ASSET VALUE PER COMMON SHARE
  ($1,177,399,036 / 130,831,966 shares outstanding) ..........          $9.00
                                                                        =====

  PRINCIPAL                                      SETTLEMENT    NET UNREALIZED
   AMOUNT                                           DATE        APPRECIATION
------------                                     ----------    --------------
FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
$4,992,000(d) Deliver Hong Kong Dollars
                in exchange for
                USD 639,820 ..................    08/01/02               $374
                                                                         ====
 NUMBER OF
 CONTRACTS
------------
               FUTURE CONTRACTS - SHORT POSITION
          20   S&P 500 Index Futures .........    06/21/02             84,000
                                                               ==============

---------------
             For Federal tax purposes:
             Aggregate cost .................................  $1,109,848,786
                                                               ==============
             Gross unrealized appreciation ..................  $  436,350,184
             Gross unrealized depreciation ..................     (67,374,313)
                                                               --------------
             Net unrealized appreciation ....................  $  368,975,871
                                                               ==============

---------------
  +   Non-income producing security.
 ++   Represents annualized yield at date of purchase.
(a) Security fair valued under procedures established by the Board of Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002, the market value of Rule 144A securities amounted to $678,245 or 0.0% of total net assets.
(c) Collateralized by U.S. Treasury Notes, 5.50% to 5.75%, due 04/30/03 to 05/31/03, market value $42,844,368.
(d)   Principal amount denoted in Hong Kong Dollars.
(e)   Bond in default.
ADR - American Depositary Receipt.
BDR - Brazilian Depositary Receipt.
RNC - Non-Convertible Savings Shares.
USD - U.S. Dollars.
W/I - When Issued.

                                        % OF
                                       MARKET          MARKET
                                        VALUE           VALUE
                                       ------      --------------
       GEOGRAPHIC DIVERSIFICATION
       United States ................   83.7%      $1,237,952,444
       Europe .......................   11.2          166,199,880
       Asia/Pacific Rim .............    2.5           37,131,402
       Latin America ................    1.4           20,620,530
       Canada .......................    1.1           15,938,188
       South Africa .................    0.1              982,213
                                       ------      --------------
       Total Investments ............  100.0%      $1,478,824,657
                                       ======      ==============

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

      It is the policy of The  Gabelli  Equity  Trust Inc.  ("Equity  Trust") to
automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.

      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Arthur V. Ferrara
  FORMER CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
  GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Carter W. Austin
  VICE PRESIDENT

James E. McKee
  SECRETARY


INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Willkie Farr & Gallagher

TRANSFER AGENT AND REGISTRAR

EquiServe Trust Company

STOCK EXCHANGE LISTING

                COMMON      7.25% PREFERRED   7.20% PREFERRED
                ------      ---------------   ---------------
NYSE-
Symbol:          GAB            GAB Pr           GAB PrB
Shares
Outstanding:  130,831,966     5,367,900         6,600,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

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For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us at
914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
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  Notice is hereby  given in  accordance  with Section  23(c) of the  Investment
  Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
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THE GABELLI EQUITY TRUST INC.
ONE CORPORATE CENTER
RYE, NY 10580-1422
(914) 921-5070
HTTP://WWW.GABELLI.COM

FIRST QUARTER REPORT
MARCH 31, 2002

                                                                     GBFCM 03/02